HIT Gets Top Ranking from Morningstar

The HIT achieved one-year gross and net returns of 8.06% and 7.60%, respectively, at mid-year 2012, outperforming the 7.47% reported by its benchmark, the Barclays Capital Aggregate Bond Index.  Five-year returns of 7.33% gross and 6.88% net for the period ending June 30, 2012, also topped the benchmark. This performance earned the HIT a Morningstar ranking as one of the nation’s “Top Performing Managers” for the one- and five-year periods ending June 30, 2012. The ranking, reported in Pensions & Investments, August 20, 2012, placed the HIT as the number one performer for both the one- and five-year period in its fixed-income class of “Commingled Accounts Intermediate Government.”

“We are proud  that even in today’s turbulent economy, the HIT continues to meet its investment objectives by generating competitive returns for our investors and protecting their capital, while also generating the important collateral benefits of creating jobs and affordable housing,” said Chang Suh, HIT’s Executive Vice President and Chief Portfolio Manager.

The rankings for the HIT are based on gross and net returns for the one- and five-year periods ended June 30, 2012. The rankings compared seven funds based on performance results self-reported to Morningstar. Pensions & Investments reported the “Commingled Accounts Intermediate Government” rankings based on information provided by Morningstar from its global separate account/collective investment trust database, which compares fixed-income investment vehicles with a similar risk profile. For subscribers of Pensions & Investments, the rankings appear at www.pionline.com/article/20120820/CHART02/306309533/top-performing-managers-by-category-commingled-accounts-2nd-quarter-2012.

The HIT’s net returns for the 1-, 3-, 5-, and 10-year periods ending August 31, 2012, were 6.28%, 6.30%, 6.69%, and 5.45%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.